Exhibit 4.01

LUMBER LIQUIDATORS, INC.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	- as tenants in common	UNIF GIFT MIN ACT-	. . . . . . . . . .Custodian . . . . . . . . . . . . . . .
			(Cust)	(Minor)
TEN ENT	- as tenants by the entireties	under Uniform Gifts to Minors Act . . . . . . . . . . . .
(State)
JT TEN	- as joint tenants with right of survivorship	UNIF TRF MIN ACT	. . . . . . . . . . . . . . .Custodian (until age. . . ). . . . . . . . . . .
	and not as tenants in common		(Cust)	(Minor)
under Uniform Transfers to Minors Act. . . . . . . . . .
(State)
Additional abbreviations may also be used though not in the above list.

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

For value received, _______________________________hereby sell, assign and transfer unto

_____________________________________________________________________________________________________________________________

_____________________________________________________________________________________________________________________________

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)

_____________________________________________________________________________________________________________________________

_____________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________        Shares

represented by the within Certificate, and do hereby irrevocably constitute and appoint

____________________________________________________________________________________________________________________    Attorney

to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

Dated: _____________________________20____________________	Signature(s) Guaranteed: Medallion Guarantee Stamp
Signature: _________________________________________________	THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.

Signature: _________________________________________________
Notice: The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever.